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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): June 27, 2002
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                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

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          New York                   1-7657               13-4922250
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(State or other jurisdiction (Commission File Number) (I.R.S. Employer
   of incorporation or                                 Identification No.)
      organization)


       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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
Item 5.   Other Events.

On June 27, 2002, the Registrant issued a press release announcing a write down of WorldCom, Inc. securities that it holds and its expectations relating to earnings for the quarter ending June 30, 2002. Such press release is filed herein as Exhibit 99.1.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                       By /s/ Gary L. Crittenden
                                       Name:  Gary L. Crittenden
                                       Title: Executive Vice President
                                               and Chief Financial Officer


DATE:  June 27, 2002
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                                  EXHIBIT INDEX

Item No.                          Description
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    99.1   Press release of American Express Company, dated June 27, 2002, announcing its write down of WorldCom, Inc. securities and its expectation as to earnings for the quarter ending June 30, 2002.